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                                                                   EXHIBIT 10.32

                                             (EXHIBIT B TO THE CREDIT AGREEMENT)

                          PLEDGE AND SECURITY AGREEMENT

            PLEDGE AND SECURITY AGREEMENT dated as of [___________, 199_] between: IRIDIUM OPERATING LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); and THE CHASE MANHATTAN BANK, as collateral agent hereunder for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Collateral Agent").

            The Company, the Subsidiary Guarantors, certain lenders, the Global Arrangers, the Collateral Agent, The Chase Manhattan Bank, as the Administrative Agent, and Barclays Capital, the investment banking division of Barclays Bank PLC, as the Documentation Agent, are parties to a Credit Agreement dated as of December 19, 1997 (as modified, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Company in an aggregate principal amount not exceeding $1,000,000,000.

            To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Defined Terms. Capitalized terms used but not defined herein shall have their respective meanings in the Credit Agreement. In addition, as used herein:

            "Accounts" has the meaning assigned to such term in paragraph (g) of
      Article III.

            "Assigned Agreement" has the meaning assigned to such term in paragraph (e) of Article III.

            "Collateral" has the meaning assigned to such term in Article III.


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            "Copyright Collateral" means all Copyrights, whether now owned or hereafter acquired by any Obligor, including each Copyright identified in Annex 2.

            "Copyrights" has the meaning assigned to such term in paragraph (o) of Article III.

            "Documents" has the meaning assigned to such term in paragraph (n) of Article III.

            "Equipment" has the meaning assigned to such term in paragraph (j) of Article III.


            "Hawaiian TTAC License" means the License Agreement dated December 1, 1993 between the Estate of James Campbell, as Licensor, and Motorola, Inc., as Licensee, relating to all that certain real property consisting of approximately 250,034 square feet or 5.74 acres, said property being a portion of Lot 46, comprising 118, 207 acres, located in Kaunala, District of Koolauloa, City and County of Honolulu, State of Hawaii, as shown on Map 7, filed in the Office of the Assistant Registrar of the land court of the Sate of Hawaii with Land Court application No. 1095 of the Trustees under the Will and of the Estate of James Campbell, deceased, being a portion of the land(s) described in Certificate of Title No. 17,854 issued to the Trustees under the Will and of the Estate of James Campbell, deceased.

            "Instruments" has the meaning assigned to such term in paragraph (h) of Article III.

            "Intellectual Property" means, collectively, all Copyright Collateral, all Patent Collateral, all Trademark Collateral and all of the Collateral referred to in paragraphs (r), (s) and (u) of Article III.

            "Inventory" has the meaning assigned to such term in paragraph (l) of Article III.

            "Iridium Clearing Account" has the meaning assigned to such term in the Depositary Agreement.

            "Patent Collateral" means all Patents, whether now owned or hereafter acquired by any Obligor, including each Patent identified in Annex 3.

            "Patents" has the meaning assigned to such term in paragraph (p) of
      Article III.

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            "Pledged Collateral" has the meaning assigned to such term in paragraph (d) of Article III.

            "Pledged Interests" has the meaning assigned to such term in paragraph (b) of Article III.

            "Pledged Stock" has the meaning assigned to such term in paragraph
      (a) of Article III.

            "Rolling Stock" has the meaning assigned to such term in paragraph
      (k) of Article III.

            "Secured Obligations" means, collectively, (a) in the case of the Company, the principal of and interest on the Loans, all other amounts from time to time owing to the Lenders or the Agents by the Company under the Credit Documents (including, without limitation, hereunder) and (b) in the case of each Subsidiary Guarantor, all obligations of such Subsidiary Guarantor hereunder and under the Subsidiary Guarantee Agreement.

            "Secured Parties" means, collectively, the Lenders, the Collateral Agent and the other Agents.

            "Trademark Collateral" means all Trademarks, whether now owned or hereafter acquired by any Obligor, including each Trademark identified in Annex 4. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

            "Trademarks" has the meaning assigned to such term in paragraph (q) of Article III.

            "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement,


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instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, including an amendment and restatement thereof, but subject to any restrictions on such amendments, supplements or modifications set forth herein, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns or, in the case of any Governmental Authority, any entity succeeding to any or all of the functions of such Governmental Authority, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Annexes shall be construed to refer to Sections of, and Annexes to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            Each Obligor represents and warrants to the Secured Parties that:

            (a) Such Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Article III and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under Section 7.02 of the Credit Agreement and except for the pledge and security interest in favor of the Collateral Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America and except as permitted under Section 7.02 of the Credit Agreement).

            (b) Each of the Pledged Stock and the Pledged Interests identified under the name of such Obligor in Annex 1 is, and all other Pledged Stock and Pledged Interests in which such Obligor shall hereafter grant a security interest pursuant to Article III will be, duly authorized, validly existing, fully paid and non-assessable and none of the Pledged Collateral is or will be subject to any contractual restriction, or any restriction under the charter, by-laws or other organizational documents of the respective issuer thereof, upon the transfer of such Pledged Collateral (except for any such restriction contained herein or in the Credit Agreement or as required by law).



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            (c) The Pledged Stock and the Pledged Interests identified in Annex
      1 constitutes all (or, in the case of any Foreign Subsidiary, 66%) of the issued and outstanding ownership interests of the issuer thereof on the date hereof (whether or not registered in the name of any Obligor) and said Annex 1 correctly identifies, as at the date hereof, the respective issuers thereof, the type or class and par value of such ownership interests (if any), the respective number of shares or units thereof, and registered owners thereof.

            (d) Annexes 2, 3 and 4, respectively, set forth under the name of such Obligor a complete and correct list of all Copyrights, Patents and Trademarks owned by such Obligor on the date hereof; except pursuant to licenses and other user agreements entered into by such Obligor in the ordinary course of business, that are listed in Annex 5, such Obligor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 2, 3 and 4, and all registrations listed in said Annexes 2, 3 and 4 are valid and in full force and effect; except as may be set forth in said Annex 5, such Obligor owns and possesses the right to use all Copyrights, Patents and Trademarks.

            (e) Annex 5 sets forth a complete and correct list of all material licenses and other user agreements included in the Intellectual Property on the date hereof.

            (f) To such Obligor's knowledge, (i) except as set forth in Annex 5, there is no violation by others of any right of such Obligor with respect to any Copyright, Patent or Trademark listed in Annexes 2, 3 and 4, respectively, under the name of such Obligor and (ii) such Obligor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against such Obligor or, to such Obligor's knowledge, threatened, and no claim against such Obligor has been received by such Obligor, alleging any such violation, except as may be set forth in said Annex 5.

            (g) Such Obligor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.


                                   ARTICLE III

                                   COLLATERAL

            As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Obligor hereby pledges, assigns, hypothecates and transfers to the Collateral Agent for the equal and ratable benefit of the


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Secured Parties, and grants to the Collateral Agent for the equal and ratable benefit of the Secured Parties a Lien on and security interest in, all of such Obligor's right, title and interest in the following property, whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

            (a) all shares of capital stock or other evidence of beneficial interest of whatever class of any corporation, including, without limitation, the shares of capital stock of each corporation identified in Annex 1, now or hereafter owned by such Obligor, in each case together with the certificates evidencing the same, but in the case of a Foreign Subsidiary only to the extent set forth in Section 4.04(a)(i) (collectively, the "Pledged Stock");

            (b) all membership or other ownership interests of such Obligor in any limited liability company, all limited partnership interests in any limited partnership, all general partnership interests in any general partnership, all joint venture interests in any joint venture and all other equity or ownership interests of any Person of whatever kind or nature, including, without limitation, the membership interests of the limited liability companies identified in Annex 1, now or hereafter owned by such Obligor, in each case together with the certificates (if any) evidencing the same, including, without limitation, all of the right, title and interest of such Obligor as a member, partner or other equity holder in, to and under any agreement or other instrument organizing or forming such entity, as said agreement or instrument may be amended, supplemented or modified and in effect from time to time, and (i) all rights of such Obligor to receive moneys due but unpaid and to become due under or pursuant to such agreement or instrument, (ii) all rights of such Obligor to participate in the operation or management of such entity and to take actions or consent to actions in accordance with the provisions of such agreement or instrument, (iii) all rights of such Obligor to property of such entity, (iv) all rights of such Obligor to receive proceeds of any insurance, bond, indemnity, warranty or guaranty with respect to such agreement or instrument, (v) all claims of such Obligor for damages arising out of or for breach of or default under such agreement or instrument and (vi) all rights of such Obligor to terminate, amend, supplement, modify or waive performance under such agreement or instrument, to perform thereunder and to compel performance and otherwise to exercise all remedies thereunder, but in the case of a Foreign Subsidiary only to the extent set forth in Section 4.04(a)(i) (collectively, the "Pledged Interests"), and any right, title and interest of the Company in, to and under the Company LLC Agreement;

            (c) all shares, interests, securities, moneys or other property representing a dividend on any of the Pledged Stock or the Pledged Interests, or representing a distribution or return of capital upon or in respect of the Pledged Stock or the Pledged


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      Interests, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or the Pledged Interests or otherwise received in exchange therefor, and all options, warrants and similar rights issued to the holders of, or otherwise in respect of, the Pledged Stock or the Pledged Interests;

            (d) without affecting the obligations of such Obligor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger of a Subsidiary in which one of the Obligors is not the surviving entity, all ownership interests of whatever class owned by such Obligor of the successor entity formed by or resulting from such consolidation or merger (the Pledged Stock and the Pledged Interests, together with all shares, interests, securities, moneys or property as may from time to time be pledged hereunder pursuant to clause (a), (b) or (c) above and this clause (d) being herein, and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers, collectively called the "Pledged Collateral");

            (e) all contracts and agreements to which such Obligor is a party and other similar consensual obligations owed to such Obligor including, without limitation, the following:

                  (i)   the Space System Contract;

                  (ii)  the O&M Contract;

                  (iii) the Terrestrial Network Development Contract;

                  (iv)  each Gateway Authorization Agreement;

                  (v)   the IBSS Agreement; and

                  (vi)  the Management Services Agreement.

      (said contracts, agreements and obligations, as so amended, supplemented renewed or modified, including any such replacement or substitution contracts, agreements and obligations, being, individually, an "Assigned Agreement", and, collectively, the "Assigned Agreements"), including, without limitation, (1) all rights of such Obligor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (2) all rights to receive property, assets, services or other performance thereunder, (3) all rights of such Obligor to receive return of any premiums for or proceeds of any insurance,


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      payment and/or performance bond, indemnity, warranty or guaranty with respect to the Assigned Agreements or to receive condemnation proceeds thereof, (4) all claims of such Obligor for damages arising out of or for breach of or default under the Assigned Agreements and (5) all rights of such Obligor to terminate, amend, supplement, modify or waive performance under the Assigned Agreements, to perform thereunder and to compel performance and otherwise to exercise all remedies thereunder, in each case as such contract, agreement and obligation may be amended, supplemented, renewed or otherwise modified, including, without limitation, any agreement, contract or document replacing or substituting for such contract, agreement or obligation from time to time;

            (f) all Government Approvals (including, without limitation, the FCC License) now or hereafter held in the name, or for the benefit, of the Company or any of its Subsidiaries, provided that any such Government Approval which by its terms or by operation of law would become void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder or if a security interest therein was granted hereunder are expressly excepted and excluded from the Lien and terms of this Agreement to the extent necessary so as to avoid such voidness, avoidability, terminability or revocability, but such security interest does include, to the maximum extent permitted by law, all rights of such Obligor incident or appurtenant to such Government Approval and the right of such Obligor to receive all proceeds derived from or in connection with the sale, assignment or transfer of such Government Approval;

            (g) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Obligor constituting any right of such Obligor to the payment of money, including, without limitation, all moneys due and to become due to such Obligor under or in respect of the Assigned Agreements, Government Approvals, franchises, licenses, permits, subscriptions or other agreements or at law or in equity (whether or not earned by performance and whether arising directly or indirectly and including claims for reimbursement, contribution, indemnity and subrogation), rights of such Obligor to receive payments from any other source but excluding the Pledged Collateral, and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

            (h) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");



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            (i) all other accounts or general intangibles of such Obligor not constituting Accounts to the extent not otherwise specifically excluded in this Article III;

            (j) all equipment (as such term is defined in the Uniform Commercial
      Code) of such Obligor including, without limitation, all machinery, apparatus, installation facilities, satellites and other tangible personal property of such Obligor of any nature whatsoever, wherever located, and whether on earth or in orbit (herein collectively called "Equipment");

            (k) all automobiles, trucks, tractors, trailers and other rolling stock or moveable personal property, including, without limitation, rolling stock for which the title thereto is evidenced by a certificate of title issued by the United States of America or any State thereof which permits or requires a Lien thereon to be evidenced upon such title (herein collectively called "Rolling Stock");

            (l) all inventory (as such term is defined in the Uniform Commercial
      Code) in all of its forms, wherever located (including, without limitation: (i) spare parts inventory, consumable supplies inventory and maintenance materials inventory and raw materials and work in progress therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which such Obligor has an interest in mass or a joint or other interest or right of any kind and
      (iii) goods which are returned to or repossessed by such Obligor), and all accessions thereto and products thereof and documentation therefor (herein collectively called "Inventory");

            (m) all rights, claims and benefits of such Obligor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Obligor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

            (n) all documents of title (as defined in the Uniform Commercial
      Code) or other receipts of such Obligor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

            (o) all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto (herein collectively called "Copyrights");



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            (p) all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for all past, present and future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world (herein collectively called "Patents");

            (q) all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations (including, without limitation, all renewals of trademark and service mark registrations, and all rights corresponding thereto throughout the world, but excluding any such registration that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Collateral), the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark (herein collectively called "Trademarks");

            (r) all inventions, processes, production methods, proprietary information, know-how and trade secrets used in or relating to the Project, and all licenses or user or other agreements granted to such Obligor with respect to any of the foregoing in each case whether now or hereafter owned or used including, without limitation, the material licenses or other agreements with respect to any of the Copyright Collateral, Patent Collateral or Trademark Collateral listed in Annex 5;

            (s) all causes of action, claims and warranties now or hereafter owned or acquired by such Obligor in respect of any of the items listed in subsection (r) or (t) of this Article III or any of the Copyright Collateral, Patent Collateral or Trademark Collateral;

            (t) all information, customer lists, identification of suppliers, data, plans, blueprints, designs, models, recorded knowledge, surveys, architectural, structural, mechanical and engineering plans and specifications, studies, reports and drawings, test reports, manuals, material standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or


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      printout of such information, knowledge, records or data, prepared by or on behalf of such Obligor for the Development of the Project or any part thereof;

            (u) the Project Accounts (as such term is defined in the Depositary Agreement), and all balances in each thereof and all instruments, certificates and notes in respect of Permitted Investments of such balances held or maintained from time to time in each thereof;

            (v) all other general or special deposit accounts, including any demand, time, savings, passbook or similar account maintained by such Obligor with any bank, trust company, savings and loan association, credit union or similar organization, and all money, cash, securities and other properties of such Obligor deposited in any such account;

            (w) all leases of personal property, whether such Obligor is the lessor or the lessee thereunder, excluding leases of automobiles, fax machines, copiers, typewriters and similar office equipment, but specifically including (except as specifically excluded above in this clause (w) and regardless of whether such items would constitute office equipment) computers, computer peripherals, telephone equipment, telephone switches, and all other types of communications equipment;

            (x) all insurance policies (except, in the case of any insurance policy not required to be maintained under Section 8.01 of the Credit Agreement, to the extent the transfer or assignment of such insurance policy would render such insurance policy void), whether owned by or payable to such Obligor, insuring against any risks whatsoever (including, without limitation, casualty, property damage, liability and death), including, without limitation, all such policies required to be maintained under Section 8.01 of the Credit Agreement with respect to any in-orbit satellite or other property of such Obligor, all loss proceeds and other amounts payable to such Obligor thereunder, any indemnity, warranty or guaranty in respect of the property insured thereby, and all eminent domain or similar proceeds or awards with respect thereto and all other rights of such Obligor with respect thereto;

            (y) to the extent the same constitutes personal property, the Hawaiian TTAC License;

            (z) all other tangible and intangible personal property and fixtures of such Obligor (except to the extent expressly excluded above);



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            (aa) all books, correspondence, credit files, records, invoices, ledgers and other papers of every kind and nature, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor; and

            (bb) all proceeds, products, offspring, rents, profits, royalties, revenues, issues, income, benefits, accessions, additions, substitutions and replacements of and to any of the property of such Obligor described in the preceding clauses of this Section (including, without limitation, all causes of action, claims and warranties now or hereafter held by any Obligor in respect of any of the items listed above).

            Notwithstanding anything in this Article III to the contrary, the Collateral shall not include the Iridium Clearing Account and any cash or other property held therein or credited thereto from time to time.

                                   ARTICLE IV

                                    REMEDIES

            In furtherance of the grant of the pledge and security interest pursuant to Article III, the Obligors hereby jointly and severally agree with the Secured Parties as follows:

            SECTION 4.01.  Delivery and Other Perfection.  Each Obligor shall:

            (a) if any of the shares, interests, securities, moneys or property required to be pledged by such Obligor under clauses (a), (b) (c) and (d) of Article III are received by such Obligor, forthwith either (i) transfer and deliver to the Collateral Agent such shares or securities so received by such Obligor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral, (ii) with respect to any Pledged Collateral that is not evidenced by a certificate, execute and deliver written instructions to the issuer thereof to register the Lien created hereunder in such Pledged Collateral in the registration books maintained by such issuer for such purpose and cause the respective Obligor to execute and deliver to the Collateral Agent a written confirmation to the effect that the Lien created hereunder in such Pledged Collateral has been duly registered in such registration books, all in form and substance satisfactory to the Collateral Agent or (iii) take such other action as the Collateral Agent shall deem necessary or appropriate to



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      duly perfect the Lien created hereunder in such shares, interests, securities, moneys or property in said clauses (a), (b), (c) and (d);

            (b) deliver and pledge to the Collateral Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Agent may reasonably request; provided that so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any Instruments, Accounts or General Intangibles received by such Obligor and the Collateral Agent shall, promptly upon request of such Obligor through the Company, make appropriate arrangements for making any Instrument pledged by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent reasonably deemed appropriate by the Collateral Agent, against a trust receipt or like document);

            (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest (it being understood that the provisions of this Section will apply to all Collateral, whether personal property or real property, whether tangible or intangible, and wherever located and whenever acquired, including, without limitation, Collateral located outside the United States or in space), including, without limitation, causing any or all of the Pledged Collateral to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any Pledged Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the respective Obligor copies of any notices and communications received by it with respect to the Pledged Collateral pledged by such Obligor hereunder), provided that notices to account debtors [or unaffiliated parties] in respect of any Accounts, Instruments or other Collateral referred to in clause (i) of
      Article III shall be subject to the provisions of clause (h) below;

            (d) keep full and accurate books and records in accordance with generally accepted business practices relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement;

            (e) furnish to the Collateral Agent from time to time (but, unless an Event of Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules identifying and describing any changes since the preceding such


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                                     - 14 -



      statement or schedule regarding the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Collateral Agent may reasonably request, all in reasonable detail;

            (f) promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any statements, schedules or reports pursuant to clause (e) above, modify this Agreement by amending Annexes 2, 3 and/or 4, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement;

            (g) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as the Collateral Agent may require; and

            (h) upon the occurrence and during the continuance of any Event of Default, upon request of the Collateral Agent, promptly notify (and such Obligor hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Depositary Agent for deposit into the General Receipt & Disbursement Account pursuant to the Depositary Agreement.

            SECTION 4.02. Other Financing Statements and Liens. Except as otherwise permitted under Section 7.02 of the Credit Agreement, without the prior written consent of the Collateral Agent, no Obligor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Lenders.

            SECTION 4.03. Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.


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

            SECTION 4.04.  Special Provisions Relating to Certain Collateral.

            (a)  Pledged Collateral.

            (i) The Obligors will cause the Pledged Collateral to constitute at all times 100% of the aggregate ownership interests of each Subsidiary of the Company (other than any Foreign Subsidiary or any Domestic Subsidiary directly owned by any Foreign Subsidiary) then outstanding and, in the case of each Foreign Subsidiary directly owned by the Company and/or by any other Obligor which is a Domestic Subsidiary, 65% of the total number of shares or other ownership interests having ordinary voting power for the election of the board of directors (or equivalent body) of such Foreign Subsidiary and 100% of each other class or type of ownership interests of such Foreign Subsidiary.

            (ii) So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral, provided that each Obligor agrees that it will not vote the Pledged Collateral pledged by it hereunder in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement or any such other instrument or agreement; and the Collateral Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers that they are entitled to exercise pursuant to this paragraph
      (a)(ii).

            (iii) No Subsidiary of the Company shall be restricted from declaring and paying to any Obligor any dividends or distributions in respect of its ownership interests held by the Obligor, provided that all such dividends and distributions shall be paid directly to the Depositary Agent for deposit into the General Receipt & Disbursement Account and shall be held therein and/or applied for the purposes permitted under the Depositary Agreement. If, notwithstanding the foregoing, such dividends or distributions shall be paid to any Obligor, the same shall be held by such Obligor in trust for the Collateral Agent and the other Secured Parties, segregated from the other funds of such Obligor, and be turned over to the Depositary Agent for deposit into the aforesaid account.

            (b) Assigned and Other Agreements. Anything herein to the contrary notwithstanding, each Obligor party to any Assigned Agreement or other relevant agreement shall remain liable under such Assigned Agreement or other agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed. The exercise by the Collateral Agent of any of the rights hereunder shall not



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
release any Obligor from any of its duties or obligations under any Assigned Agreement or any such other agreement, except to the extent provided therein or any consent and agreement relating thereto and upon foreclosure and assignment of such Assigned Agreement. Neither the Collateral Agent nor any of the other Secured Parties shall have any obligation or liability under any Assigned Agreement or such other agreement, by reason of the existence of this Agreement, nor shall the Collateral Agent, nor any of the other Secured Parties, be obligated to perform any of the obligations or duties of any Obligor thereunder or to take action to collect or enforce any claim for payment assigned hereunder, except to the extent provided therein or any such consent and agreement. If any Obligor fails to perform any agreement contained herein or in any of the Assigned Agreements or other agreements constituting part of the Collateral required to be performed by such Obligor, within 30 days after receipt by the Company of written notice from the Collateral Agent informing it of such failure, the Collateral Agent may itself perform, or cause the performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company and shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Article III.

            (c)  Intellectual Property.

            (i) For the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 4.05 at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Obligor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Obligor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

            (ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 7.04 of the Credit Agreement that limit the right of the Obligors to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Collateral Agent shall from time to time, upon the request of the respective Obligor through the Company, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Obligor through the Company shall have certified are appropriate (in their judgment) to allow them to take any action permitted above

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

      (including relinquishment of the license provided pursuant to paragraph
      (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Collateral, the Collateral Agent shall grant back to the Obligors the license granted pursuant to said paragraph
      (i). The exercise of rights and remedies under Section 4.05 by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligors in accordance with the first sentence of this paragraph (ii).

            (d) FCC License. The Company agrees to request a transfer of the FCC License to a wholly-owned Subsidiary of the Company pursuant to Section 18.H of the Space System Contract at the earliest time as the Company reasonably believes that it can satisfy the qualifications of an FCC licensee under applicable law and FCC regulations and policy. Upon such transfer the FCC License shall be held in the name of such Subsidiary and, subject to Section
5.13 and any restriction under any then effective Government Rule, the Company shall forthwith comply with the requirements of Section 4.01 in order to provide the Collateral Agent a first priority perfected security interest in all of the ownership interests of such Subsidiary and the requirements of Section 6.12 of the Credit Agreement with respect to such Subsidiary. If the Company shall fail for any reason to make such request at such time and such failure shall continue unremedied for a period of 30 days or any Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to make such request and the Company will take any action that the Collateral Agent shall reasonably request in order to facilitate such transfer to a Subsidiary of the Company as contemplated hereby. Notwithstanding anything herein or in the Credit Agreement to the contrary, the Company will not create, incur, assume or permit to exist any Lien on the ownership interests of such Subsidiary or the assets thereof, including, without limitation, the FCC License (except any Permitted
Lien). If there shall be a change in law, or the rules or policies of the FCC which would permit the granting of a security interest in the FCC License prior to or after the date of the transfer of the FCC License as contemplated herein, the Company will, and will cause its relevant License Subsidiary to, take such action as the Administrative Agent may reasonably request (including, without limitation an amendment to this Agreement or the execution and delivery of a new Security Agreement), in order to create a first priority perfected security interest in the FCC License in favor of the Collateral Agent for the benefit of the Secured Parties.

            (e) Satellites. Each Obligor agrees and acknowledges that the Collateral includes satellites and that the Collateral Agent intends to perfect its security interest in and Lien on all such satellites. Without limiting in any respect any other provisions of this Agreement, each Obligor agrees to assist the Collateral Agent in achieving such perfection through whatever method or methods the Collateral Agent may from time to time reasonably request, including


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

(i) filing UCC financing statements on the basis that satellites constitute "mobile goods" under the Uniform Commercial Code, (ii) filing UCC financing statements or other Lien perfection documents in each jurisdiction in which any satellite is manufactured, integrated or processed, from where any satellite is launched, from where it is controlled or in which it may from time to time be deemed located to the extent such filing in such jurisdiction is reasonably required in order to perfect and maintain the perfection of the Collateral Agent's security interests therein and Liens thereon, (iii) taking all actions required to be consistent with present and future practices of third-party creditors intending to perfect security interests in satellites owned by United States persons launched from the United States or from any other location from which the satellites for the IRIDIUM System are intended to be launched, and
(iv) taking all actions reasonably required from time to time to create, maintain and perfect security interests in satellites (both before and after launch and while in orbit) as specified in any United States, foreign or international law, regulation, convention or treaty relating to the creation, perfection and/or priority of security interests and Liens in satellites that is applicable to satellites of the type deployed in the IRIDIUM System.

            (f) Rolling Stock. At any time after the occurrence and during the continuance of an Event of Default, each Obligor shall, upon the request of the Collateral Agent, deliver to the Collateral Agent originals of the certificates of title or ownership for the Rolling Stock owned by it with a fair market value in excess of $100,000 with the Collateral Agent listed as lienholder and take such other action as the Collateral Agent shall reasonably deem appropriate to perfect the security interest created hereunder in all such Rolling Stock. Upon the sale of any such Rolling Stock permitted under the Credit Agreement, so long as no Event of Default shall have occurred and be continuing, upon the request of any Obligor, the Collateral Agent shall execute and deliver to such Obligor such instruments as such Obligor shall reasonably request to remove the notation of the Collateral Agent as lienholder on the certificate of title or ownership for any such Rolling Stock; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Collateral Agent of a certificate from such Obligor stating that the Rolling Stock the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

            (g) Governmental Collateral. The Company shall notify the Collateral Agent of any Collateral which constitutes a claim against the United States or any foreign government or state or any instrumentality, agency or subdivision thereof, the assignment of which claim is restricted by applicable law or requires particular procedures. Upon the request of the Collateral Agent, the relevant Obligor will take all reasonable actions required to comply, to the Collateral Agent's satisfaction, with such legal requirements and procedures applicable with respect to such Collateral, including, without limitation, the Assignment of Claims Act of 1940, as amended, or any similar applicable law.



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

            SECTION 4.05. Events of Default. During the period during which an Event of Default shall have occurred and be continuing:

            (a) each Obligor shall, at the request of the Collateral Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Collateral Agent and such Obligor, designated in its request;

            (b) the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

            (c) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be reasonably necessary to give effect to such right);

            (d) the Collateral Agent in its discretion may, in its name or in the name of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

            (e) the Collateral Agent may, upon 30 days' prior written notice to the Obligors of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery, at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and any Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of


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
      the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Obligors shall supply to the Collateral Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

            Notwithstanding anything herein or in any other Security Document to the contrary, neither the Collateral Agent nor any of the other Secured Parties shall sell, lease, assign or otherwise dispose, or cause the sale, lease, assignment or other disposition, of all or any part of the Collateral pursuant to this Agreement unless not less than 10 days prior thereto the Collateral Agent shall have made a demand (or caused a demand to be made) in respect of the Reserve Capital Call Obligations in accordance with Section 4.02 of the Iridium LLC Agreement, provided that (i) nothing herein shall be construed to limit the rights of the Collateral Agent to exercise any other remedies hereunder prior to any such sale, lease, assignment or other disposition or from and after any event affecting any Credit Party or Iridium LLC described in clause (i) or (j) of Section 9.01 of the Credit Agreement and (ii) the requirement of this paragraph shall not apply if the aggregate outstanding amount in respect of the Loans (net of any cash balances in the Project Accounts) shall exceed the aggregate amount of the Reserve Capital Call Obligations.

            The proceeds of each collection, sale or other disposition under this Section, including by virtue of the exercise of the license granted to the Collateral Agent in Section 4.04(b), shall be applied in accordance with Section
4.09. Any such sale or other disposition under this Section shall be conducted in a commercially reasonable manner.

            The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.



                               Security Agreement

            SECTION 4.06. Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain (in the case of each Subsidiary Obligor, jointly and severally) liable for any deficiency.

            SECTION 4.07. Removals, Etc. Without at least 30 days' prior written notice to the Collateral Agent, no Obligor shall (i) maintain the original or "master" copies of any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or (except with respect to Collateral in the possession of the Collateral Agent) permit any property to be located anywhere other than at one of the locations identified in Annex 6 under its name (other than satellites in orbit), (ii) change its name from the name shown on the signature pages hereto or (iii) adopt or do business under any name other than a name beginning with the word "Iridium".

            SECTION 4.08. Private Sale. No Secured Party shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

            SECTION 4.09. Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Agreement, shall be applied by the Collateral Agent:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Collateral Agent and the reasonable fees and expenses of its agents and counsel, and all reasonable expenses incurred and advances made by the Collateral Agent in connection therewith;

            Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

            Finally, to the payment to the respective Obligor, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.



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

            As used in this Article, "proceeds" of Collateral means cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Obligors or any issuer of or obligor on any of the Collateral.

            SECTION 4.10. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions hereof and taking any action and executing any instruments that the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Article IV to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            SECTION 4.11. Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Obligor shall (i) file such financing statements and other documents in such offices as the Collateral Agent may reasonably request to perfect the security interests granted by Article III,
(ii) take any action (including establishing satisfactory control arrangements) as the Collateral Agent may reasonably request to perfect the pledge of any ownership interests for purposes of Article 8 of the Uniform Commercial Code and/or (iii) deliver to the Collateral Agent all certificates identified in Annex 1, accompanied by undated stock or transfer powers duly executed in blank.

            SECTION 4.12.  Release of Collateral; Termination.

            (a) Upon any disposition of property permitted under the Credit Documents or any disposition to which the Required Lenders have consented or upon any disposition in connection with any Event of Loss, the Lien on such property shall be released, and the Collateral Agent shall promptly execute and deliver, at the expense of the relevant Obligor, such release and/or other documents related thereto as reasonably requested by such Obligor.

            (b) When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation


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
whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and rights referred to in Section 4.04(c). The Collateral Agent shall also execute and deliver to the respective Obligor upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral.

            SECTION 4.13. Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Collateral Agent, such Obligor will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement. Without limiting the foregoing, each Obligor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Obligor where permitted by law, provided that copies of any such statement or amendment thereto shall promptly be delivered to the Company.

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.01. No Waiver. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            SECTION 5.02. Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at (i) in the case of each Obligor, the "Address for Notices" for the Company specified pursuant to Section 11.01 of the Credit Agreement and (ii) in the case of the Collateral Agent, at the "Address for Notices" for the Administrative Agent specified in Section 11.01 of the Credit Agreement, and shall be deemed to have been given at the times specified in said Section 11.01.

            SECTION 5.03.  Expenses.

            (a) The Obligors jointly and severally agree to reimburse each of the Lenders and the Collateral Agent for all reasonable costs and expenses of the Lenders and the Collateral Agent



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

(including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Collateral Agent of any obligations of the Obligors in respect of the Collateral that the Obligors have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance,
(y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Article III.

            (b) The Company will pay all filing, registration and recording fees or refiling, re-registration and re-recording fees, and all expenses incident to the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

            (c) The Company will pay, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies now or hereafter assessed or levied against the Collateral or upon the Liens provided for herein (except for taxes and assessments not then delinquent or which the Company may, pursuant to the provisions of Section 6.03 of the Credit Agreement, permit to remain unpaid) as well as pay, or cause to be paid, all claims for labor, materials or supplies which, if unpaid, might by law become a Lien (other than a Lien permitted under Section 7.02 of the Credit Agreement) thereon, and will retain copies of, and, upon request, permit the Collateral Agent to examine, receipts showing payment of any of the foregoing.

            SECTION 5.04. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Collateral Agent. Any such amendment or waiver shall be binding upon the Collateral Agent, each other Secured Party and each Obligor.

            SECTION 5.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Collateral



                               Security Agreement

Agent and each other Secured Party provided, however, that no Obligor shall assign or transfer its rights hereunder without the prior written consent of the Collateral Agent.

            SECTION 5.06. Captions. The caption and section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            SECTION 5.07. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

            SECTION 5.08. Governing Law; Jurisdiction; Consent to Service of Process.

            (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

            (c) Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) To the extent that any Obligor may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, to


                               Security Agreement
claim for itself or its property or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

            SECTION 5.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 5.10. No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Obligors, the Collateral Agent and the other Secured Parties, and no other Person (including, without limitation, any other Credit Party, any contractor, subcontractor, supplier or materialman furnishing supplies, goods or services to or for the benefit of the Project or any other creditor of the Company or any of its Subsidiaries) shall have any rights hereunder.

            SECTION 5.11. Agents and Attorneys-in-Fact. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            SECTION 5.12. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 5.13. FCC Approval. Notwithstanding any other provision of this Agreement, from and after the transfer of the FCC License to the Company or any of its


                               Security Agreement

Subsidiaries pursuant to Section 18.H of the Space System Contract, no action shall be taken hereunder by the Collateral Agent or any other Secured Party with respect to any item of Collateral that would constitute or result in any assignment of the FCC License or any change of control of the holder of the FCC License, if, under then existing applicable law, regulations and FCC policies, such assignment or change of control would require the prior approval of the FCC. The Company agrees to take, or to cause its Subsidiaries to take, at the Company's expense, any action that the Collateral Agent may reasonably request in order to obtain from the FCC such approval as may be necessary (a) to enable the Collateral Agent to exercise and enjoy the full rights and benefits granted to the Collateral Agent by this Agreement and each other agreement, instrument and document delivered to the Collateral Agent in connection herewith and (b) for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request by the Collateral Agent, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of any license or transfer of control necessary or appropriate under the FCC's rules and regulations, or for approval of any sale of the Collateral provided by this Agreement by or on behalf of the Collateral Agent or assumption by the Collateral Agent of voting rights relating thereto effected in accordance with the terms hereof.



                               Security Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

                                    COMPANY

                                    IRIDIUM OPERATING LLC



                                    By
                                       ------------------------------------
                                     Title:





                               Security Agreement

                                    SUBSIDIARY GUARANTORS

                                    IRIDIUM CAPITAL CORPORATION



                                    By
                                       ------------------------------------
                                     Title:


                                    IRIDIUM IP LLC



                                    By
                                       ------------------------------------
                                     Title:


                                    IRIDIUM ROAMING LLC



                                    By
                                       ------------------------------------
                                     Title:

                                    [INSERT SIGNATURE LINE FOR EACH
                                    OTHER SUBSIDIARY GUARANTOR:]

                                    [NAME OF SUBSIDIARY GUARANTOR]


                                    By
                                       ------------------------------------
                                     Title:




                               Security Agreement

                                    COLLATERAL AGENT

                                    THE CHASE MANHATTAN BANK,
                                      as Collateral Agent


                                    By
                                       ------------------------------------
                                     Title:




                               Security Agreement

                                                                         ANNEX 1

                               PLEDGED COLLATERAL

                  [See Sections 2(b) and (c) and 3(a) and (b)]

                                                  Type or
                                                  Class of           Number of
             Certificate        Registered        Ownership          Shares or
Issuer       Nos. (if any)      Owner             Interests          Interests


[to be inserted]


                          Annex 1 to Security Agreement

                                                                         ANNEX 2

                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                               [See Section 2(d)]

[Complete for each Obligor:]

[NAME OF OBLIGOR]

Title      Date Filed      Registration No.      Effective Date



                          Annex 2 to Security Agreement

                                                                         ANNEX 3

                     LIST OF PATENTS AND PATENT APPLICATIONS

                               [See Section 2(d)]

[Complete for each Obligor:]

[NAME OF OBLIGOR]

File     Patent     Country     Registration No.     Date




                          Annex 3 to Security Agreement

                                                                         ANNEX 4

                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS

                               [See Section 2(d)]

                                 U.S. TRADEMARKS

[Complete for each Obligor:]

[NAME OF OBLIGOR]

                 Application (A)
                 Registration (R)        Registration
Mark             or Series No. (S)       or Filing Date




                          Annex 4 to Security Agreement

                               FOREIGN TRADEMARKS

[Complete for each Obligor:]

[NAME OF OBLIGOR]

               Application (A)                  Registration or
Mark           Registration (R)     Country     Filing Date (F)




                          Annex 4 to Security Agreement

                                                                         ANNEX 5

                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

                         [See Section 2(d), (e) and (f)]

[Complete for each Obligor:]

[NAME OF OBLIGOR]





                          Annex 5 to Security Agreement

                                                                         ANNEX 6

                                LIST OF LOCATIONS

                               [See Section 5.07]

[Complete for each Obligor:]

[NAME OF OBLIGOR]



                          Annex 6 to Security Agreement